THE COLONIAL FUND ANNUAL REPORT

October 31, 1998

                               [graphic omitted]


                          ----------------------------
                          Not FDIC   May Lose Value
                           Insured   No Bank Guarantee
                          ----------------------------

                          THE COLONIAL FUND HIGHLIGHTS
                       NOVEMBER 1, 1997 - OCTOBER 31, 1998

INVESTMENT OBJECTIVE: The Colonial Fund primarily seeks income and capital growth and, secondarily, capital preservation.

THE FUND IS DESIGNED TO OFFER:
  o Long-term investment returns
  o Above-average value for your dollars
  o Reasonable protection in down markets and broad diversification
  o Quarterly dividend income

PORTFOLIO MANAGEMENT COMMENTARY: "During this period in which bonds performed well, the Fund's balanced investment strategy helped reduce the negative effects of an extremely volatile stock market. In addition, good stock selection and a strong showing within the technology sector helped the Fund's equity holdings turn in a solid performance."
                                       - John Lennon, Gordon Johnson,
                                    Leslie Finnemore and William Hill

                          THE COLONIAL FUND PERFORMANCE
--------------------------------------------------------------------------------
                                          CLASS A(1)  CLASS B  CLASS C   CLASS Z
--------------------------------------------------------------------------------
Inception dates                            4/30/82     5/5/92  8/1/97    7/31/95
--------------------------------------------------------------------------------
12-month distributions declared per share  $1.700     $1.618     $1.633   $1.726
--------------------------------------------------------------------------------
12-month total returns, assuming            9.08%      8.27%      8.21%    9.35%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset values per share on 10/31/98     $10.38     $10.36     $10.35   $10.39
--------------------------------------------------------------------------------

TOP FIVE EQUITY HOLDINGS(2)                TOP FIVE EQUITY SECTORS(2),(3)
(as of 10/31/98)                           (as of 10/31/98)
-------------------------------------------------------------------------------
1. Bristol-Myers Squibb Co........ 2.1%    1. Financial.................. 14.1%
2. Sun Microsystems, Inc.......... 1.9%    2. Technology ................  9.2%
3. Compaq Computer Corp........... 1.8%    3. Consumer Cyclicals.........  8.1%
4. Merck & Co., Inc............... 1.6%    4. Health Care................  7.4%
5. General Dynamics Corp.......... 1.6%    5. Capital Goods..............  7.0%

(1)  Date fund adopted current investment objective.
(2) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.
(3) Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of The Colonial Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I present you with your Fund's annual report for the 12-month period ended October 31, 1998.

Over the past 12 months, a variety of global events contributed to higher levels of volatility in stock markets in the U.S. and around the world. Early in the period, turmoil in Southeast Asia and subsequent concern over a global economic slowdown created an uncertain investment environment. In a search for stability, investors worldwide gravitated toward high-quality, U.S. dollar-based investments, including U.S. Treasurys and blue-chip stocks. This "flight to quality" helped push stock and bond values higher, while driving bond yields to historic lows. As the Standard & Poor's 500 Index reached a record high in July 1998, financial and political turmoil in less developed markets, accompanied by continued concerns about Asia, set the stage for a dramatic correction in U.S. stock prices. In the final two months of the period, two interest rate cuts by the Federal Reserve helped U.S. stocks and bonds end the period on a positive note.

As we've seen over the past 12 months, a global environment of economic and financial uncertainty tends to increase volatility in equity markets. For long-term investors, The Colonial Fund's balanced strategy - combining stocks and bonds - can be a prudent approach to investing, because diversifying across asset classes can help dampen volatility and reduce overall risk.

The following report will provide you with more detailed information about the Fund, its performance and the types of investments the Fund made during the period. Thank you for choosing The Colonial Fund for your investment portfolio and for the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 11, 1998

As market and economic conditions change, there can be no assurance that the trends described above and on the pages that follow will continue.

                           PORTFOLIO MANAGEMENT REPORT

JOHN LENNON AND GORDON JOHNSON co-manage the equity portion of The Colonial Fund and are vice presidents of Colonial Management Associates, Inc. LESLIE FINNEMORE and WILLIAM HILL co-manage the fixed-income portion of the Fund and are vice presidents of Colonial Management Associates, Inc. The following is a discussion of the Fund's performance for the 12-month period ended October 31, 1998.

GLOBAL EVENTS HEAVILY INFLUENCED THE U.S. EQUITY MARKETS
Financial and economic turmoil in the developing regions of Southeast Asia, Latin America and Russia had a ripple effect in the U.S., leading to uncertainty about the sustainability of economic growth and creating volatility in our financial markets. Fearing a global economic slowdown, equity investors worldwide sought refuge in high-quality U.S. equities, pushing large-capitalization stocks, and the market in general, to record highs in July 1998. The prolonged rally in the stock market was interrupted by a severe correction after Russia experienced serious political and financial problems. U.S. stock prices staged a dramatic recovery in the fall, however, as two short-term rate cuts by the Federal Reserve helped to reduce concerns about a U.S. recession.

FALLING RATES CREATED A FAVORABLE ENVIRONMENT FOR BONDS
Declining interest rates during the past 12 months led to a good year for bond performance. Factors that helped boost bond prices during the period included continued low inflation, moderating economic growth, the first federal budget surplus in 29 years, an increase of foreign investment into 30-year U.S. Treasury bonds, and a decline in bond supply. Also, as the economy showed signs of slowing, expectations of the aforementioned Federal Reserve interest rate cuts increased, which further helped bond performance.

EQUITY PERFORMANCE AFFECTED BY MID-CAP HOLDINGS
For the 12 months ended October 31, 1998, The Colonial Fund had a total return of 9.08% for Class A shares, based on net asset value. The Fund's performance was held back somewhat by its holdings in mid-capitalization stocks. In the 12-month period, mid-cap stocks, as measured by the S&P 400 Index, increased 6.7%, while large caps, as measured by the S&P 500 Index, increased 22%. We continue to believe there is value in the mid-cap area, and have recently seen some evidence that the market may be starting to recognize this value. For example, in the final two months of the period, the S&P 400 increased 19.1%, while the S&P 500 increased 15.1%.(1)

During the period, the sectors that made the largest contributions to the Fund's performance were technology, health care, consumer cyclicals and utilities. With the exception of health care, these sectors also had the biggest weighting increases, due to a combination of stock selection and market appreciation. In the technology sector in particular, the increase in market volatility created attractive values in some fundamentally strong companies. We took advantage of these opportunities by replacing some of our current technology holdings with stocks having stronger growth characteristics and favorable valuations.

THE FUND'S HIGH-QUALITY BOND HOLDINGS REWARDED INVESTORS
Over the past 12 months, the Fund's focus on high-quality bonds rewarded investors. The flight to quality increased demand for these issues, causing their prices to surge during the period. U.S. Treasury bonds were the main beneficiaries of this trend, although higher-rated corporate bonds and mortgage-backed securities significantly outperformed lower quality issues. Throughout the period, we made a number of adjustments designed to take advantage of the strong bond market. First, we increased the portfolio's duration. Duration is a measure of a bond's price sensitivity to interest rate movements. The longer the duration of a bond or bond fund, the more sensitive it will be to changes in interest rate movements. Our duration increase resulted in above-average price gains when interest rates fell during the period. Secondly, we shifted some money into corporate bonds and other asset-backed securities, as the spread - or difference in yield - between these bonds and U.S. Treasury bonds became very attractive.

A BALANCED FUND CAN HELP REDUCE VOLATILITY
Our portfolio breakdown at the end of the period was 63% in stocks and 36% in bonds, and the balance in cash equivalents. In a balanced fund such as The Colonial Fund, the fixed-income component can help to reduce the portfolio's overall volatility while providing shareholders with an income stream. During the period from the stock market's peak on July 17, 1998, to its low on October 9, 1998, the Fund performed well in comparison to the S&P 500 Index because of its bond holdings. While past performance cannot predict future results, a balanced fund, with its fixed-income component, can help cushion the impact of an equity market correction.

(1) The Standard & Poor's 500 Index and the Standard & Poor's Midcap 400 Index are broad-based, unmanaged indexes that track the performance of large-capitalization and mid-capitalization stocks, respectively. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest directly in an index.

                  THE COLONIAL FUND INVESTMENT PERFORMANCE VS.
                       STANDARD & POOR'S MID-CAP 400 INDEX
               Change in Value of $10,000 from 10/31/88 - 10/31/98

                       CLASS A SHARES BASED ON NAV AND POP
------------------------------------------------------------------------------

                              S&P 400                TCF AT           TCF AT
                                INDEX                   NAV              POP
-----------------------------------------------------------------------------
10/31/1988                     10,000                10,000           10,000
11/30/1988                      9,805                 9,855            9,288
12/31/1988                     10,201                10,037            9,460
01/31/1989                     10,896                10,474            9,872
02/28/1989                     10,931                10,470            9,868
03/31/1989                     11,174                10,678           10,064
04/30/1989                     11,779                10,996           10,364
05/31/1989                     12,348                11,260           10,613
06/30/1989                     12,292                11,273           10,625
07/31/1989                     13,023                11,886           11,202
08/31/1989                     13,485                12,142           11,444
09/30/1989                     13,635                12,114           11,417
10/31/1989                     13,061                11,716           11,042
11/30/1989                     13,349                11,865           11,182
12/31/1989                     13,826                12,045           11,352
01/31/1990                     12,657                11,372           10,718
02/28/1990                     13,112                11,507           10,845
03/31/1990                     13,395                11,820           11,140
04/30/1990                     12,875                11,459           10,800
05/31/1990                     14,132                12,063           11,369
06/30/1990                     14,190                12,024           11,332
07/31/1990                     13,865                12,075           11,381
08/31/1990                     12,428                11,149           10,508
09/30/1990                     11,668                10,583            9,974
10/31/1990                     11,311                10,406            9,807
11/30/1990                     12,399                10,887           10,261
12/31/1990                     13,119                11,141           10,501
01/31/1991                     14,155                11,670           10,999
02/28/1991                     15,426                12,389           11,677
03/31/1991                     16,130                12,588           11,864
04/30/1991                     16,126                12,695           11,965
05/31/1991                     16,869                13,326           12,560
06/30/1991                     16,012                12,802           12,066
07/31/1991                     16,975                13,314           12,549
08/31/1991                     17,593                13,603           12,821
09/30/1991                     17,536                13,552           12,773
10/31/1991                     18,489                13,656           12,871
11/30/1991                     17,609                12,990           12,243
12/31/1991                     19,691                14,052           13,244
01/31/1992                     20,039                14,337           13,512
02/29/1992                     20,358                14,669           13,825
03/31/1992                     19,591                14,456           13,625
04/30/1992                     19,357                14,889           14,033
05/31/1992                     19,541                14,940           14,081
06/30/1992                     18,983                14,737           13,890
07/31/1992                     19,925                15,221           14,346
08/31/1992                     19,449                14,731           13,884
09/30/1992                     19,721                14,920           14,063
10/31/1992                     20,193                14,974           14,113
11/30/1992                     21,321                15,488           14,597
12/31/1992                     22,037                15,873           14,961
01/31/1993                     22,312                16,301           15,364
02/28/1993                     22,000                16,653           15,695
03/31/1993                     22,760                17,076           16,094
04/30/1993                     22,164                16,729           15,767
05/31/1993                     23,174                17,048           16,067
06/30/1993                     23,290                17,154           16,168
07/31/1993                     23,245                17,224           16,234
08/31/1993                     24,205                18,049           17,012
09/30/1993                     24,461                17,907           16,877
10/31/1993                     24,541                18,000           16,965
11/30/1993                     23,998                17,764           16,743
12/31/1993                     25,112                18,169           17,124
01/31/1994                     25,696                18,833           17,750
02/28/1994                     25,331                18,523           17,458
03/31/1994                     24,158                17,728           16,708
04/30/1994                     24,338                17,928           16,897
05/31/1994                     24,107                17,839           16,813
06/30/1994                     23,277                17,475           16,470
07/31/1994                     24,065                17,967           16,934
08/31/1994                     25,326                18,481           17,419
09/30/1994                     24,853                17,976           16,942
10/31/1994                     25,125                18,134           17,091
11/30/1994                     23,992                17,571           16,561
12/31/1994                     24,212                17,787           16,764
01/31/1995                     24,464                18,005           16,969
02/28/1995                     25,747                18,707           17,632
03/31/1995                     26,170                19,173           18,070
04/30/1995                     26,720                19,734           18,599
05/31/1995                     27,365                20,393           19,220
06/30/1995                     28,479                20,907           19,704
07/31/1995                     29,958                21,570           20,330
08/31/1995                     30,519                21,816           20,561
09/30/1995                     31,258                22,319           21,036
10/31/1995                     30,454                22,072           20,803
11/30/1995                     31,784                22,862           21,548
12/31/1995                     31,705                22,874           21,559
01/31/1996                     32,165                23,621           22,263
02/29/1996                     33,257                23,941           22,564
03/31/1996                     33,657                23,894           22,520
04/30/1996                     34,685                24,349           22,949
05/31/1996                     35,154                24,830           23,403
06/30/1996                     34,626                24,577           23,164
07/31/1996                     32,282                23,447           22,099
08/31/1996                     34,146                24,066           22,682
09/30/1996                     35,634                25,088           23,646
10/31/1996                     35,738                25,628           24,155
11/30/1996                     37,751                26,898           25,351
12/31/1996                     37,793                26,709           25,173
01/31/1997                     39,210                27,517           25,935
02/28/1997                     38,889                27,603           26,016
03/31/1997                     37,231                26,562           25,034
04/30/1997                     38,197                27,603           26,016
05/31/1997                     41,537                29,368           27,679
06/30/1997                     42,720                30,706           28,941
07/31/1997                     46,931                32,885           30,994
08/31/1997                     46,874                32,043           30,200
09/30/1997                     49,569                33,699           31,762
10/31/1997                     47,412                32,505           30,636
11/30/1997                     48,115                33,059           31,158
12/31/1997                     49,982                33,666           31,730
01/31/1998                     49,031                33,733           31,794
02/28/1998                     53,093                35,645           33,595
03/31/1998                     55,487                36,467           34,370
04/30/1998                     56,500                36,838           34,720
05/31/1998                     53,959                36,400           34,307
06/30/1998                     54,297                37,011           34,883
07/31/1998                     52,193                36,637           34,531
08/31/1998                     42,477                33,038           31,138
09/30/1998                     46,442                34,228           32,260
10/31/1998                     50,593                35,457           33,419


                 VALUE OF A $10,000 INVESTMENT MADE ON 10/31/88
                                 As of 10/31/98
-------------------------------------------------------------------------------
 CLASS A SHARES        CLASS B SHARES         CLASS C SHARES     CLASS Z SHARES
   NAV    POP         NAV       W/CDSC       NAV       W/CDSC          NAV
-------------------------------------------------------------------------------
$35,457 $33,419     $33,770     $33,770    $35,122     $35,122      $35,832

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 10/31/98
--------------------------------------------------------------------------------
             CLASS A SHARES    CLASS B SHARES   CLASS C SHARES  CLASS Z SHARES
INCEPTION       4/30/82(1)         5/5/92           8/1/97          7/31/95
             NAV       POP     NAV     W/CDSC   NAV    W/CDSC         NAV
--------------------------------------------------------------------------------
1 YEAR      9.08%      2.81%  8.27%    3.62%   8.21%   7.28%         9.35%
--------------------------------------------------------------------------------
5 YEARS    14.52      13.17  13.65    13.41   14.30   14.30         14.76
--------------------------------------------------------------------------------
10 YEARS   13.49      12.82  12.94    12.94   13.39   13.39         13.61

(1)  Date fund adopted current investment objective.
     Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
     Class B, Class C and Class Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.
     The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest directly in an index.

                                INVESTMENT PORTFOLIO
                           OCTOBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 63.0%                       COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------
CONSTRUCTION - 1.0%
 Building Construction - 0.7%
 Centex Corp.                                                172   $     5,769
 Koninklijke Volker Stevin CVA                 Ne            297         5,883
                                                                   -----------
                                                                        11,652
                                                                   -----------
HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION - 0.3
 Grupo Acciona SA                              Sp             20         5,174
                                                                   -----------

------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 14.3%
 DEPOSITORY INSTITUTIONS - 3.4%
 AmSouth Bancorporation                                       15           601
 Banco de Santander SA                         Sp            110         2,020
 Bank of Montreal                              Ca            398        16,280
 Canadian Imperial Bank                        Ca            547        10,857
 First Union Corp.                                            67         3,879
 Greenpoint Financial Corp.                                  115         3,767
 M & T Bank Corporation                                        4         1,994
 National Australia Bank Ltd.                  Au          1,000        13,228
 Toronto Dominion Bank                         Ca             50         1,487
                                                                   -----------
                                                                        54,113
                                                                   -----------
 HOLDING COMPANIES - 1.5%
 Fortis Amev NV                                Ne            247        16,018
 Sofina SA                                     Be            177         8,678
                                                                   -----------
                                                                        24,696
                                                                   -----------
 INSURANCE CARRIERS - 5.3%
 Allstate Corp.                                              463        19,938
 CIGNA Corp.                                                 344        25,120
 Citigroup                                                   269        12,643
 Old Republic International Corp.                            293         5,562
 Orion Capital Corp.                                          29           983
 St. Paul Cos., Inc.                                         190         6,294
 Sunamerica, Inc.                                            176        12,415
 United Healthcare Corp.                                      75         3,267
                                                                   -----------
                                                                        86,222
                                                                   -----------
 NONDEPOSITORY CREDIT INSTITUTIONS - 0.4%
 Associates First Capital Corp.                               48         3,418
 Metris Companies, Inc.                                       96         3,140
                                                                   -----------
                                                                         6,558
                                                                   -----------
 SECURITY BROKERS & DEALERS - 3.7%
 A.G. Edwards, Inc.                                          648        22,399
 Bear Stearns Cos, Inc.                                       89         3,193
 Merrill Lynch & Co., Inc.                                   366        21,709
 Paine Webber Group, Inc.                                    366        12,248
                                                                   -----------
                                                                        59,549
                                                                   -----------

------------------------------------------------------------------------------
MANUFACTURING - 26.1%
 APPAREL - 0.3%
 VF Corp.                                                    125         5,227
                                                                   -----------
 CHEMICALS & ALLIED PRODUCTS - 5.6%
 Air Products & Chemicals, Inc.                              100         3,775
 Akzo Nobel NV ADR                             Ne            127         5,008
 Allergan, Inc.                                               79         4,945
 Bristol-Myers Squibb Co.                                    310        34,274
 International Specialty Products, Inc. (a)                  210         2,822
 Johnson & Johnson                                            71         5,787
 Merck & Co., Inc.                                           190        25,697
 Norsk Hydro ADR                               No             30         1,286
 Pfizer, Inc.                                                 64         6,911
                                                                   -----------
                                                                        90,505
                                                                   -----------
 ELECTRONIC COMPONENTS - 0.3%
 SCI Systems, Inc. (a)                                       116         4,582
                                                                   -----------
 FABRICATED METAL - 0.2%
 Danaher Corp.                                                74         2,951
                                                                   -----------
 FOOD & KINDRED PRODUCTS - 0.4%
 Interstate Bakeries Corp.                                   264         6,619
                                                                   -----------
 FURNITURE & FIXTURES - 0.9%
 Herman Miller, Inc.                                         200         4,412
 Masco Corp.                                                 340         9,584
                                                                   -----------
                                                                        13,996
                                                                   -----------
 HOUSEHOLD APPLIANCES - 0.4%
 Maytag Corp.                                                115         5,685
                                                                   -----------
 MACHINERY & COMPUTER EQUIPMENT - 7.6%
 Apple Computer, Inc.                                        200         7,425
 Black & Decker Corp.                                        127         6,569
 Bucher Holding                                Sz              6         5,822
 Caterpillar, Inc.                                           210         9,450
 Compaq Computer Corp.                                       900        28,463
 Lexmark International Group, Inc. (a)                       142         9,931
 Storage Technology Corp. (a)                                115         3,845
 Sun Microsystems, Inc. (a)                                  532        30,989
 Timken Co.                                                  179         3,188
 Unisys Corp. (a)                                            390        10,384
 Varco International, Inc. (a)                               480         5,190
 Western Digital Corp. (a)                                   164         1,722
                                                                   -----------
                                                                       122,978
                                                                   -----------
 MEASURING & ANALYZING INSTRUMENTS - 0.3%
 Biomet, Inc.                                                 55         1,867
 Tektronix, Inc.                                             179         3,204
                                                                   -----------
                                                                         5,071
                                                                   -----------
 PETROLEUM REFINING - 2.0%
 British Petroleum Co. PLC, ADR                UK             26         2,305
 Exxon Corp.                                                 174        12,397
 Mobil Corp.                                                 107         8,129
 Phillips Petroleum Co.                                      235        10,168
                                                                   -----------
                                                                        32,999
                                                                   -----------
 PRIMARY METAL - 0.1%
 Bethlehem Steel Corp. (a)                                   150         1,350
                                                                   -----------
 PRIMARY SMELTING - 0.7%
 Phelps Dodge Corp.                                          191        10,989
                                                                   -----------
 PRINTING & PUBLISHING - 0.5%
 Harte-Hanks Communication                                   173         4,211
 Meredith Corp.                                              123         4,562
                                                                   -----------
                                                                         8,773
                                                                   -----------
 RUBBER & PLASTIC - 1.0%
 Goodyear Tire & Rubber Co.                                  100         5,377
 Premark International, Inc.                                 215         6,813
 Wynn's International, Inc.                                  200         3,762
                                                                   -----------
                                                                        15,952
                                                                   -----------
 TOBACCO PRODUCTS - 0.9%
 Gallaher Group PLC ADR                        UK            553        15,075
                                                                   -----------
 TRANSPORTATION EQUIPMENT - 4.9%
 Cordant Technologies, Inc.                                  142         5,778
 Ford Motor Co.                                              185        10,036
 General Dynamics Corp.                                      428        25,356
 General Motors Corp.                                        115         7,252
 Paccar, Inc.                                                 39         1,719
 Peugeot SA                                    Fr             20         3,343
 Textron, Inc.                                               320        23,800
 Toyota Motor Corp. ADR                        Ja             27         1,309
                                                                   -----------
                                                                        78,593
                                                                   -----------

------------------------------------------------------------------------------
MINING & ENERGY- 0.4%
 METAL MINING - 0.1%
 Cleveland-Cliffs, Inc.                                       27         1,064
                                                                   -----------
 OIL & GAS EXTRACTION - 0.3%
 Helmerich & Payne, Inc.                                     213         5,067
                                                                   -----------

------------------------------------------------------------------------------
RETAIL TRADE - 5.7%
 FOOD STORES - 1.0%
 Albertson's, Inc.                                           135         7,501
 Kroger Corp. (a)                                            163         9,046
                                                                   -----------
                                                                        16,547
                                                                   -----------
 GENERAL MERCHANDISE STORES - 2.6%
 Family Dollar Stores, Inc.                                  450         8,156
 Kmart Corp.                                                 715        10,100
 Sears, Roebuck & Co.                                        511        22,945
                                                                   -----------
                                                                        41,201
                                                                   -----------
 HOME FURNISHINGS & EQUIPMENT - 0.8%
 CompUSA, Inc. (a)                                           166         2,309
 Pier 1 Imports, Inc.                                        381         3,522
 Tandy Corp.                                                 150         7,434
                                                                   -----------
                                                                        13,265
                                                                   -----------
 MISCELLANEOUS RETAIL - 0.9%
 Fingerhut Companies, Inc.                                   300         2,531
 Office Depot, Inc. (a)                                      500        12,500
                                                                   -----------
                                                                        15,031
                                                                   -----------
 RESTAURANTS - 0.4%
 Brinker International, Inc. (a)                             300         7,256
                                                                   -----------

------------------------------------------------------------------------------
SERVICES - 5.8%
 BUSINESS SERVICES - 0.8%
 Omnicom Group, Inc.                                         251        12,399
                                                                   -----------
 COMPUTER RELATED SERVICES - 0.6%
 Cadence Design Systems, Inc. (a)                            450         9,619
                                                                   -----------
 COMPUTER SOFTWARE - 2.1%
 BMC Software, Inc. (a)                                      470        22,589
 Sterling Software, Inc. (a)                                 250         6,547
 Symantec Corp. (a)                                          345         5,520
                                                                   -----------
                                                                        34,656
                                                                   -----------
 ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.8%
 Dun & Bradstreet Corp.                                      163         4,625
 EG&G, Inc.                                                  200         5,025
 International-Muller NV                       Ne            146         3,510
                                                                   -----------
                                                                        13,160
                                                                   -----------
 HEALTH SERVICES - 1.5%
 Healthsouth Rehabilitation Corp. (a)                        880        10,670
 Lincare Holdings, Inc. (a)                                  226         9,018
 Universal Health Services, Inc., Class B (a)                 83         4,259
                                                                   -----------
                                                                        23,947
                                                                   -----------

------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 8.3%
 AIR TRANSPORTATION - 1.3%
 AMR Corp. (a)                                               150        10,050
 Delta Air Lines, Inc.                                       105        11,084
                                                                   -----------
                                                                        21,134
                                                                   -----------
 ELECTRIC, GAS & SANITARY SERVICES - 0.1%
 Sempra Energy                                                44         1,147
                                                                   -----------
 ELECTRIC SERVICES - 2.3%
 DQE, Inc.                                                    79         3,100
 Edison International                                        300         7,912
 Energy East Corporation                                     180         8,797
 Nipsco Industries, Inc.                                     178         5,329
 Public Service Enterprise Group, Inc.                       240         9,128
 Union Electrica Fenosa SA                     Sp            177         2,875
                                                                   -----------
                                                                        37,141
                                                                   -----------
 GAS SERVICES - 1.2%
 Gas y Electricidad SA  - Series 2             Sp            224        19,104
                                                                   -----------
 SANITARY SERVICES - 1.8%
 Severn Trent Water PLC                        UK            382         6,656
 United Utilities PLC                          UK          1,096        16,039
 Yorkshire Water PLC                           UK            742         6,371
                                                                   -----------
                                                                        29,066
                                                                   -----------
 TELECOMMUNICATIONS - 1.6%
 AT&T Corp.                                                  190    $   11,827
 Bell Atlantic Corp.                                         160         8,500
 US West, Inc.                                               101         5,795
                                                                   -----------
                                                                        26,122
                                                                   -----------

------------------------------------------------------------------------------
WHOLESALE TRADE - 1.4%
 DURABLE GOODS - 0.9%
 Beers NV                                      Ne            213        12,870
 Pioneer Standard Electronics, Inc.                          199         1,777
                                                                   -----------
                                                                        14,647
                                                                   -----------
 NONDURABLE GOODS - 0.5%
 Bergen Brunswig Corp., Class A                              177         8,615
                                                                   -----------
 TOTAL COMMON STOCKS (cost of $663,740)                              1,019,497
                                                                   -----------

                                             MATURITIES
BONDS & NOTES - 36.0%        COUPON           FROM/TO          PAR
------------------------------------------------------------------------------
US GOVERNMENT & AGENCY OBLIGATIONS - 28.5%
 GOVERNMENT AGENCIES - 18.7%
 Federal Home Loan Mortgage Corp.,
                             6.000%         2009-2028(b) $ 46,787       46,970
                                                                   -----------
 Federal National Mortgage Association:
                             6.000%          2008-2009     51,302       51,510
                             6.500%          2008-2023    103,217      104,415
                             7.000%             2009       35,048       35,771
                                                                   -----------
                                                                       191,696
                                                                   -----------

 Government National Mortgage Association:
                             6.500%             2024       13,360       13,544
                             7.000%          2023-2026     48,379       49,543
                                                                   -----------
                                                                        63,087
                                                                   -----------

 Government Obligations - 9.8%
 U.S. Treasury Bond:
                             7.875%             2021       24,300       32,015
                             9.875%             2015(c)    37,260       56,460
                                                                   -----------
                                                                        88,475
                                                                   -----------
 U.S. Treasury Note:
                             5.625%           2008         17,200       18,541
                             6.125%           2001         22,646       23,796
                                                                   -----------
                                                                        42,337
                                                                   -----------
 U.S. Treasury Note/Bond,
                             5.500%           2003         26,386       27,599
                                                                   -----------

 TOTAL U.S. GOVERNMENT & AGENCY
   OBLIGATIONS (cost of $444,584)                                  $   460,164
                                                                   -----------

------------------------------------------------------------------------------
NON-AGENCY MORTGAGE BACKED & ASSET
BACKED SECURITIES - 3.0%
 NON-AGENCY MORTGAGE BACKED - 1.1%
 Headlands Mortgage Securities, Inc.,
 Series 1997-6 B2,
                             7.000%         02/25/28        3,350        3,280
 PNC Mortgage Securities Corp.,
 Series 1998-2 CB2,
                             7.000%         03/25/28        3,483        3,409
 Residential Accredit Loans, Inc.,
 Series 1997-QS11:
  Class M1,
                             7.000%         10/25/12        2,959        3,025
  Class M2,
                             7.000%         10/25/12          864          872
  Class M3,
                             7.000%         10/25/12          408          390

 Series 1997-QS13, Class M2,
                             7.250%         12/25/27        4,393        4,476
 Residential Funding Mortgage Sec. 1,
 Series 1998-S9 1M1,
                             6.500%         04/25/13        3,043        3,011
                                                                   -----------
                                                                        18,463
                                                                   -----------


 ASSET BACKED SECURITIES - 1.9%
 Aames Mortgage Trust,
 Series 1996-C A1D,
                             7.870%         09/15/25        2,145        2,232
 Delta Funding Home Equity Loan Trust:
  Series 1996-2 A5,
                             8.010%         10/25/27        5,000        5,286
  Series 1997-4, Class M1F,
                             6.970%         01/25/28        5,000        4,947
 GT 1995-6 B1,
                             7.700%         09/15/26        4,155        4,184
 Provident Bank Home Equity Trust,
 Series 1996-1 A1,
                             7.600%         10/25/12        3,601        3,717
 UCFC Home Equity Loan Corp.,
 Series 1996-B1 A6,
                             7.975%         02/15/22        4,500        4,696
 UCFC Home Equity Loan Corp.,
 Series 1994-B2, Class A7,
                             8.025%         08/10/25        5,152        5,350
                                                                   -----------
                                                                        30,412
                                                                   -----------

 TOTAL NON-AGENCY MORTGAGE BACKED & ASSET
    BACKED SECURITIES (cost of $49,056)                                 48,875
                                                                   -----------

CORPORATE FIXED INCOME BONDS & NOTES - 4.5%
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.6%
 DEPOSITORY INSTITUTIONS - 0.8%
 Bank One Texas,
                             6.250%          02/15/08       1,000        1,024
 Comerica Bank,
                             7.875%          09/15/26       1,000        1,102
 Fleet Financial Group,
                             6.700%          07/15/28       1,000          977
 Key Bank,
                             7.125%          08/15/06       2,000        2,149
 NationsBank Corp.,
                             6.875%          02/15/05       2,000        2,100
 Norwest Corp.,
                             6.650%          10/15/23       1,000          978
 PNC Funding Corp.,
                             6.875%          07/15/07       1,000        1,064
 Signet Bank,
                             7.800%          09/15/06       2,000        2,227
 Wachovia Corp.,
                             6.250%          08/04/08       1,000        1,039
                                                                   -----------
                                                                        12,660
                                                                   -----------
 INSURANCE AGENTS & BROKERS - 0.1%
 GE Global Insurance Holdings Corp.,
                             7.000%          02/15/26       1,000        1,065
                                                                   -----------
 INSURANCE CARRIERS - 0.1%
 Metropolitan Life Insurance Co.,
                             6.300%          11/01/03       2,000        2,064
                                                                   -----------
 NONDEPOSITORY CREDIT INSURANCE - 0.3%
 Associates Corp. of North America,
                             6.875%          11/15/08       1,000        1,049
 General Motors Acceptance Corp.,
                             6.125%          01/22/08       2,000        2,036
 Household Finance Corp.:
                             6.400%          06/17/08       1,000        1,006
                             7.625%          01/15/03       1,000        1,069
                                                                   -----------
                                                                         5,160
                                                                   -----------
 SECURITY BROKERS & DEALERS - 0.3%
 Bear Stearns Cos., Inc.,
                             6.500%          08/01/02       1,000        1,017
 Merrill Lynch & Co., Inc.,
                             6.000%          02/12/03       1,000        1,013
 Morgan Stanley, Dean Witter,
    Discover and Co.,
                             8.100%          06/24/02       1,000        1,076
 Salomon, Inc.,
                             7.300%          05/15/02       1,000        1,041
                                                                   -----------
                                                                         4,147
                                                                   -----------

------------------------------------------------------------------------------
MANUFACTURING - 0.6%
 CHEMICALS & ALLIED PRODUCTS - 0.1%
 Dow Chemical,
                             7.375%          03/01/23       1,000        1,051
                                                                   -----------
 FABRICATED METAL - 0.1%
 Masco Corp.,
                             6.625%          04/15/18       1,000          957
                                                                   -----------
 FOOD & KINDRED PRODUCTS - 0.1%
 Archer Daniels Midland,
                             6.750%          12/15/27       1,000        1,008
 Coca-Cola Enterprises,
                             6.950%          11/15/26       1,000        1,029
                                                                   -----------
                                                                         2,037
                                                                   -----------
 MISCELLANEOUS MANUFACTURING - 0.1%
 Raytheon Co.,
                             6.750%          08/15/07       2,000        2,113
                                                                   -----------
 PETROLEUM REFINING - 0.1%
 Phillips Petroleum Co.,
                             6.650%          07/15/18       1,000          996
                                                                   -----------
 TRANSPORTATION EQUIPMENT - 0.1%
 Ford Motor Co.,
                             7.125%          11/15/25       2,000        2,076
                                                                   -----------

------------------------------------------------------------------------------
RETAIL TRADE -  0.2%
 GENERAL MERCHANDISE STORES - 0.1%
 Dillard Dept Stores, Inc.,
                             6.625%          01/15/18       1,000          937
 Sears Roebuck Acceptance Notes,
                             6.750%          01/15/28       1,000          977
                                                                   -----------
                                                                         1,914
                                                                   -----------
 MISCELLANEOUS RETAIL - 0.1%
 Dayton Hudson Corp.,
                             7.250%          09/01/04       2,000        2,167
                                                                   -----------

------------------------------------------------------------------------------
SERVICES - 0.3%
 BUSINESS SERVICES
 Federal Express,
                             7.500%          01/15/18       4,430        4,994
                                                                   -----------

------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
 GAS & SANITARY SERVICES - 1.8%
 AIR TRANSPORTATION - 0.1%
 Lockheed Martin Corp.,
                             7.250%          05/15/06       2,000        2,183
                                                                   -----------
 BROADCASTING - 0.1%
 News America Holdings,
                             7.375%          10/17/08       2,000        2,095
                                                                   -----------
 CABLE - 0.3%
 Comcast Cable Communications, Inc.,
                             8.375%          05/01/07       1,000        1,166
 Continental Cablevision, Inc.,
                             8.875%          09/15/05       2,000        2,290
 TCI Communications, Inc.,
                             8.650%          09/15/04       2,000        2,316
                                                                   -----------
                                                                         5,772
                                                                   -----------
 COMMUNICATIONS - 0.1%
 US West Cap Funding, Inc.,
                             6.375%          07/15/08       1,000        1,056
                                                                   -----------
 ELECTRIC SERVICES - 0.5%
 Arizona Public Service Co.,
                             6.250%          01/15/05       1,000        1,023
 Carolina Power & Light,
                             6.800%          08/15/07       2,000        2,162
 Florida Power & Light,
                             6.000%          06/01/08       1,000        1,036
 Houston Lighting & Power Co.,
                             6.500%          04/21/03       2,000        2,105
 New Century Energies,
                             7.125%          06/01/06       1,000        1,083
                                                                   -----------
                                                                         7,409
                                                                   -----------
 GAS SERVICES - 0.2%
 Enron Corp.,
                             6.750%          07/01/05       1,000        1,035
 Panhandle Eastern Corp.,
                             7.250%          05/15/05       2,000        2,186
 Sonat, Inc.,
                             6.875%          06/01/05       1,000        1,056
                                                                   -----------
                                                                         4,277
                                                                   -----------
 RAILROAD - 0.1%
 Norfolk Southern Corp.,
                             7.800%          05/15/27       1,000        1,127
                                                                   -----------
 TELECOMMUNICATIONS - 0.4%
 Bellsouth Telecommunication,
                             6.375%          06/01/28       1,000        1,017
 GTE Corp.,
                             6.840%          04/15/18       2,000        2,067
 MCI Worldcom, Inc.,
                             6.950%          08/15/28       1,000        1,023
 Pacific Bell,
                             6.875%          08/15/06       2,000        2,157
                                                                   -----------
                                                                         6,264
                                                                   -----------
 TOTAL CORPORATE FIXED INCOME
    BONDS & NOTES (cost of $72,250)                                     73,584
                                                                   -----------
 TOTAL BONDS & NOTES (cost of $565,890)                                582,623
                                                                   -----------
 TOTAL INVESTMENTS - 99.0% (cost of $1,229,630) (d)                  1,602,120
                                                                   -----------

------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 3.1%                             PAR         VALUE
------------------------------------------------------------------------------
 Repurchase agreement with ABN AMRO Chicago
 Corp., dated 10/30/98, due 11/02/98 at 5.380%,
 collateralized by U.S. Treasury notes
 with various maturities to 2021, market value
 $50,558, (repurchase proceeds $49,960)                  $ 49,938  $   49,938
                                                                   ----------

OTHER ASSETS & LIABILITIES, NET - (2.1)%                              (34,207)
-----------------------------------------------------------------------------

 NET ASSETS - 100%                                                 $1,617,851
                                                                   ----------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) Non-income producing.
(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) These securities, or a portion thereof, with a total market value of $28,033 are being used to collateralize the delayed delivery purchase indicated in note (b) above.
(d) Cost for federal income tax purposes is $1,235,238.

Summary of Securities
by Country                    Country                 Value    % of Total
------------------------------------------------------------------------------
United States                                     $ 1,420,922            88.7
United Kingdom                UK                       46,446             2.9
Netherlands                   Ne                       43,289             2.7
Spain                         Sp                       29,173             1.8
Canada                        Ca                       28,624             1.8
Australia                     Au                       13,228             0.8
Belgium                       Be                        8,678             0.5
Switzerland                   Sz                        5,822             0.4
France                        Fr                        3,343             0.2
Japan                         Ja                        1,309             0.1
Norway                        No                        1,286             0.1
                                                  -----------          ------
                                                  $ 1,602,120          100.0%
                                                  -----------          ------

 Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    Acronym                                    Name
 --------------                             ----------
      ADR                           American Depositary Receipt

 See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,229,630)                          $1,602,120
Short-term obligations                                              49,938
                                                                ----------
                                                                 1,652,058
Cash held in foreign banks (cost $315)             $   337
Receivable for:
  Investments sold                                  44,170
  Interest                                           6,418
  Fund shares sold                                   2,182
  Dividends                                          2,108
  Foreign tax reclaims                                 214
Other                                                   30          55,459
                                                   -------      ----------
    Total Assets                                                 1,707,517

LIABILITIES
Payable for:
  Investments purchased                             87,614
  Fund shares repurchased                            1,878
Accrued:
  Deferred Trustees fees                                16
Other                                                  158
                                                   -------
    Total Liabilities                                               89,666
                                                                ----------
NET ASSETS                                                      $1,617,851
                                                                ----------
Net asset value & redemption price per share -
Class A ($936,639/90,239)                                       $    10.38(a)
                                                                ----------
Maximum offering price per share - Class A
($10.37/0.9425)                                                 $    11.01(b)
                                                                ----------
Net asset value & offering price per share -
Class B ($653,476/63,089)                                       $    10.36(a)
                                                                ----------
Net asset value & offering price per share -
Class C ($5,501/531)                                            $    10.35(a)
                                                                ----------
Net asset value, offering and redemption price
per share - Class Z ($22,235/2,140)                             $    10.39
                                                                ----------
COMPOSITION OF NET ASSETS
Capital paid in                                                 $1,170,122
Undistributed net investment income                                    369
Accumulated net realized gain                                       74,839
Net unrealized appreciation on:
  Investments                                                      372,490
  Foreign currency transactions                                         31
                                                                ----------
                                                                $1,617,851
                                                                ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS


(in thousands)
INVESTMENT INCOME
Dividends                                                       $   17,773
Interest                                                            36,087
                                                                ----------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $821)                                              53,860

EXPENSES
Management fee                                     $ 8,555
Service fee - Class A, B, C                          3,871
Distribution fee - Class B                           4,720
Distribution fee - Class C                              24
Transfer agent                                       4,521
Bookkeeping fee                                        512
Custodian fee                                           90
Registration fee                                        82
Trustees fee                                            69
Audit fee                                               40
Reports to shareholders                                 42
Legal fee                                               10
Other                                                  191          22,727
                                                   -------      ----------
       Net Investment Income                                        31,133
                                                                ----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                         75,074
Foreign currency transactions                          (37)
                                                   -------
    Net Realized Gain                                               75,037
Change in net unrealized appreciation during
the period on:
Investments                                         23,347
Foreign currency transactions                           50
                                                   -------
    Net Unrealized Appreciation                                     23,397
                                                                ----------
       Net Gain                                                     98,434
                                                                ----------
Increase in Net Assets from Operations                          $  129,567
                                                                ----------

See notes to financial statements.

                        STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended October 31
                                               ----------------------------
INCREASE (DECREASE) IN NET ASSETS                   1998           1997 (a)
Operations:
Net investment income                           $   31,133       $  17,677
Net realized gain                                   75,037         195,193
Net unrealized appreciation                         23,397         107,060
                                                ----------       ---------
    Net Increase from Operations                   129,567         319,930
Distributions:
From net investment income - Class A               (22,321)        (12,073)
From net realized gains - Class A                 (118,280)        (45,097)
From net investment income - Class B                (9,895)         (3,556)
From net realized gains - Class B                  (75,040)        (27,199)
From net investment income - Class C                   (55)             (1)
From net realized gains - Class C                      (96)              -
From net investment income - Class Z                  (497)           (250)
From net realized gains - Class Z                   (2,159)           (810)
                                                ----------       ---------
                                                   (98,776)        230,944
                                                ----------       ---------
Fund Share Transactions:
Receipts for shares sold - Class A                  95,978         164,595
Value of distributions reinvested - Class A        127,684          51,722
Cost of shares repurchased - Class A              (142,405)       (203,099)
                                                ----------       ---------
                                                    81,257          13,218
                                                ----------       ---------
Receipts for shares sold - Class B                 133,497          90,821
Value of distributions reinvested - Class B         80,373          29,053
Cost of shares repurchased - Class B               (99,137)        (83,019)
                                                ----------       ---------
                                                   114,733          36,855
                                                ----------       ---------
Receipts for shares sold - Class C                   5,810             701
Value of distributions reinvested - Class C            148               1
Cost of shares repurchased - Class C                  (939)            (15)
                                                ----------       ---------
                                                     5,019             687
                                                ----------       ---------
Receipts for shares sold - Class Z                   5,265             326
Value of distributions reinvested - Class Z          2,656           1,060
Cost of shares repurchased - Class Z                  (632)         (1,193)
                                                ----------       ---------
                                                     7,289             193
                                                ----------       ---------
Net Increase from Fund Share
  Transactions                                     208,298          50,953
                                                ----------       ---------
        Total Increase                             109,522         281,897
NET ASSETS
Beginning of period                              1,508,329       1,226,432
                                                ----------       ---------
End of period (including undistributed net
  investment income of $369 and $3,371,
  respectively)                                 $1,617,851       1,508,329
                                                ----------       ---------

(a) Class C shares were initially offered on August 1, 1997.
Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

               STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                    Year ended October 31
                                               ---------------------------
NUMBER OF FUND SHARES                                1998         1997 (a)

Sold - Class A                                       8,982          16,206
Issued for distributions reinvested - Class A       12,752           5,631
Repurchased - Class A                              (13,405)        (19,943)
                                                ----------       ---------
                                                     8,329           1,894
                                                ----------       ---------
Sold - Class B                                      12,597           8,949
Issued for distributions reinvested - Class B        8,054           3,199
Repurchased - Class B                               (9,418)         (8,150)
                                                ----------       ---------
                                                    11,233           3,998
                                                ----------       ---------
Sold - Class C                                         546              62
Issued for distributions reinvested - Class C           14              (b)
Repurchased - Class C                                  (90)             (1)
                                                ----------       ---------
                                                       470              61
                                                ----------       ---------
Sold - Class Z                                         489              34
Issued for distributions reinvested - Class Z          265             115
Repurchased - Class Z                                  (61)           (129)
                                                ----------       ---------
                                                       693              20
                                                ----------       ---------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998


NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Colonial Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and capital growth and, secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge . Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTION TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
-----------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

         Average Net Assets                               Annual Fee Rate
         -------------------------------- ---------------------------------
         First $1 billion                                    0.55%
         Over $1 billion                                     0.50%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

              Average Net Assets                 Annual Fee Rate
         -----------------------------    ------------------------------
           First $50 million                        No charge
           Next $950 million                         0.035%
           Next $1 billion                           0.025%
           Next $1 billion                           0.015%
           Over $3 billion                           0.001%

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Adviser, is the Fund's principle underwriter. For the year ended October 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $188,546 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $887, $829,264 and $5,150 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. The plan also requires the payment of a service fee to the Distributor on Class A, Class B and Class C shares as follows:

     Value of shares                                           Annual
outstanding on the 20th of                                       Fee
each month which were issued                                    Rate
---------------------------                                 --------------
  Prior to April 1, 1989                                        0.15%
On or after April 1, 1989                                       0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-----------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, were $1,153,800,676 and $1,073,125,567, of which $930,626,842 and $774,644,974, respectively, were U.S.
government securities.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation                $407,489,373
Gross unrealized depreciation                 (40,607,149)
                                             ------------
        Net unrealized appreciation          $366,882,224
                                             ------------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
-----------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1998.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
-----------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to elect a Board of Trustees, amend fundamental investment policies regarding borrowing and lending, reclassify the fundamental investment policy regarding the purchase of illiquid securities, and to approve policies for a master fund/feeder fund structure. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 156,128,372 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                               Authority
                                                   For          Withheld
                                                ----------     ----------
To Elect a Board of Trustees.
           Robert J. Birnbaum                   85,931,180      3,820,866
           Tom Bleasedale                       85,963,534      3,788,532
           John Carberry                        86,034,718      3,717,348
           Lora S. Collins                      85,975,478      3,776,588
           James E. Grinnell                    85,968,161      3,783,905
           Richard W. Lowry                     86,040,507      3,711,559
           Salvatore Macera                     85,950,416      3,801,650
           William E. Mayer                     86,033,453      3,718,613
           James L. Moody, Jr.                  85,975,478      3,776,588
           John J. Neuhauser                    86,040,851      3,711,215
           Thomas E. Stitzel                    86,004,876      3,747,190
           Robert L. Sullivan                   85,946,483      3,805,583
           Anne-Lee Verville                    86,003,450      3,748,616


To amend fundamental investment policies regarding borrowing and lending.

                 For           Against             Abstain
             ----------        -------             -------
             65,628,453       2,529,193           5,117,642

To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

                 For           Against             Abstain
             ----------        -------             -------

             65,628,453       2,529,193           5,117,642

To approve policies for a master fund/feeder structure.

                 For           Against             Abstain
             ----------        -------             -------
             64,971,185       2,698,870           5,605,234

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                 Year ended October 31
                                  --------------------------------------------------------
                                                          1998
                                  Class A         Class B         Class C         Class Z
                                  --------        --------        --------        --------
Net asset value -
   Beginning of period            $ 11.160        $ 11.140        $ 11.150        $ 11.170
                                  --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)            0.235           0.156           0.157           0.261
Net realized and
unrealized gain (loss)               0.685           0.682           0.676           0.685
                                  --------        --------        --------        --------
   Total from Investment
      Operations                     0.920           0.838           0.833           0.946
                                  --------        --------        --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income          (0.250)         (0.168)         (0.183)         (0.276)
From net
realized gains                      (1.450)         (1.450)         (1.450)         (1.450)
                                  --------        --------        --------        --------
 Total Distributions
  Declared to Shareholders          (1.700)         (1.618)         (1.633)         (1.726)
                                  --------        --------        --------        --------
Net asset value -
  End of period                   $ 10.380        $ 10.360        $ 10.350        $ 10.390
                                  --------        --------        --------        --------
Total return (b)                     9.08%           8.27%           8.21%           9.35%
                                  --------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                         1.12%           1.87%           1.87%           0.88%
Net investment income (c)            2.22%           1.47%           1.47%           2.46%
Portfolio turnover                     69%             69%             69%             69%
Net assets at end
of period (000)                   $936,639        $653,476        $  5,501        $ 22,235

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                  FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    Year ended October 31
                             -------------------------------------------------------------
                                                           1997
                                 Class A         Class B         Class C (b)     Class Z
                                 --------        --------        --------        --------
Net asset value -
   Beginning of period          $  9.490        $  9.480        $ 11.320         $  9.500
                                --------        --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (a)                        0.160           0.081           0.199            0.184
Net realized and
unrealized gain (loss)             2.225           2.217          (0.345)(d)        2.225
                                --------        --------        --------         --------
   Total from Investment
      Operations                   2.385           2.298          (0.146)           2.409
                                --------        --------        --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                          (0.147)         (0.070)         (0.024)          (0.171)
From net
realized gains                    (0.568)         (0.568)              -           (0.568)
                                --------        --------        --------         --------
 Total Distributions
  Declared to
  Shareholders                    (0.715)         (0.638)         (0.024)          (0.739)
                                --------        --------        --------         --------
Net asset value -
  End of period                 $ 11.160        $ 11.140        $ 11.150         $ 11.170
                                --------        --------        --------         --------
Total return (e)                  26.83%          25.81%           (1.30)%(f)       27.10%
                                --------        --------        --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                       1.14%           1.89%           1.86% (h)        0.90%
Net investment
  income (g)                       1.56%           0.81%           1.01% (h)        1.80%
Portfolio turnover                   71%             71%             71%              71%
Net assets at end
of period (000)                 $913,956        $577,539            $676          $16,158

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class C shares were initially offered on August 1, 1997.  Per share amounts reflect activity from that date.
(c) Class Z shares were initially offered on July 31, 1995.  Per share amounts reflect activity from that date.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.

                            FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                              Year ended October 31
----------------------------------------------------------------------------------------
                  1996                                            1995
   Class A       Class B         Class Z          Class A        Class B         Class Z(c)
   --------      --------        -------          --------       --------        -------

   $  8.940      $  8.930        $ 8.940          $  8.060       $  8.050        $ 8.780
   --------      --------        -------          --------       --------        -------


      0.165         0.097          0.186             0.200          0.137          0.041

      1.183         1.182          1.192             1.393          1.395          0.167
   --------      --------        -------          --------       --------        -------

      1.348         1.279          1.378             1.593          1.532          0.208
   --------      --------        -------          --------       --------        -------


     (0.162)       (0.093)        (0.182)           (0.212)        (0.151)        (0.048)

     (0.636)       (0.636)        (0.636)           (0.501)        (0.501)             -
   --------      --------        -------          --------       --------        -------


     (0.798)       (0.729)        (0.818)           (0.713)        (0.652)        (0.048)
   --------      --------        -------          --------       --------        -------

   $  9.490      $  9.480        $ 9.500          $  8.940       $  8.930        $ 8.940
   --------      --------        -------          --------       --------        -------
     16.11%        15.27%         16.50%            21.72%         20.84%          2.02%(f)
   --------      --------        -------          --------       --------        -------

      1.15%         1.90%          0.91%             1.16%          1.93%          0.93%(h)

      1.82%         1.07%          2.06%             2.43%          1.66%          2.66%(h)
        38%           38%            38%               66%            66%            66%

   $759,409      $453,468        $13,555          $667,611       $353,831        $ 3,659

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
    Prior years' ratios are net of benefits received, if any.
(h) Annualized.

-------------------------------------------------------------------------------
1998 Federal Tax information (unaudited)(continued on following page) An average of 8% of the Fund's investments as of the end of each quarter were in direct obligation of the U.S. Treasury.

Approximately 17% of the Fund's distributions (13% of Gross income) was derived from interest on direct investments in U.S. treasury bonds, notes and bills.
-------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

                                               Year ended October 31
                                              ----------------------
                                                       1994
                                              Class A        Class B
                                              -------        -------
Net asset value -
   Beginning of period                        $ 8.410        $ 8.400
                                              -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                       0.171          0.109
Net realized and unrealized gain               (0.116)        (0.111)
                                              -------        -------
   Total from Investment Operations             0.055         (0.002)
                                              -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.160)        (0.103)
From net realized gains                        (0.245)        (0.245)
                                              -------        -------
 Total Distributions Declared to
   Shareholders                                (0.405)        (0.348)
                                              -------        -------
Net asset value -
  End of period                               $ 8.060        $ 8.050
                                              -------        -------
Total return (b)                                0.74%          (0.04)%
                                              -------        -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.14%          1.89%
Net investment
 income                                         2.07%          1.32%
Portfolio turnover                                54%            54%
Net assets at end
of period (000)                              $555,275       $264,122

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

------------------------------------------------------------------------------
1998 Federal Tax information (unaudited)(continued)
28% of the ordinary income distributed by the Fund in the year ended
October 31, 1998 qualifies for the coporate dividends received deduction.

For the fiscal year ended October 31, 1998 the fund earned $66,983,209 of long term capital gains of which none and $66,983,209 are 28% and 20%
rate gains, repectively.
------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

         T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
                                THE COLONIAL FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Colonial Fund (the Fund), a series of Colonial Trust III, at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for The Colonial Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Colonial Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of The Colonial Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                TF-02/176G -1198 (12/98) 98/1336